Exhibit 99.17

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-M

KEY PERFORMANCE FACTORS
JULY, 2000



        Expected B Maturity                                       12/15/06


        Blended Coupon                                          6.9033%



        Excess Protection Level
          3 Month Average  5.46%
          July, 2000  6.02%
          June, 2000  4.89%
          May, 2000  5.47%


        Cash Yield                                  19.29%


        Investor Charge Offs                        4.57%


        Base Rate                                   8.71%


        Over 30 Day Delinquency                     4.81%


        Seller's Interest                           11.87%


        Total Payment Rate                          14.13%


        Total Principal Balance                     $ 55,010,319,976.67


        Investor Participation Amount               $ 500,000,000.00


        Seller Participation Amount                 $ 6,529,119,458.18